UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 28, 2019
Date of Report (date of earliest event reported)

iPic Entertainment Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38380	82-3129582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mizner Park, 433 Plaza Real, Ste. 335,

Boca Raton, Florida 33432
(Address of principal executive offices)

(561) 886-3232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on August 5, 2019 (the “Petition Date”), iPic Entertainment Inc. (“iPic” or the “Company”) and certain of its wholly-owned subsidiaries (together with iPic, the “Debtors”) filed voluntary petitions (collectively, the “Bankruptcy Petitions”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), for which joint administration has been sought (the “Chapter 11 Cases”), under the caption In re: iPic-Gold Class Entertainment, LLC, et al Case No. 19-11737.

In connection with the Bankruptcy Petitions, on October 17, 2019, the Company conducted, pursuant to bid procedures approved by the Bankruptcy Court, an auction (the “Auction”) under Section 363 of the U.S. Bankruptcy Code relating to the disposition of substantially all of the Debtor’s assets.

The bid submitted by iPic Theaters, LLC (the “Purchaser”), an affiliate of the Teachers’ Retirement System of Alabama (“TRSA”) and the Employees’ Retirement System of Alabama (“ERSA”), the Debtor’s largest creditor and a significant stockholder of the Company, was the winning bid (the “Winning Bid”). On November 15, 2019, the Purchaser acquired substantially all of the Debtors’ assets (the “Purchased Assets”) pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) by and among iPic-Gold Class Entertainment, LLC, iPic Gold Class Holdings LLC, iPic Media LLC, Delray Beach Holdings, LLC, iPic Texas, LLC (collectively, the “Sellers”) and the Purchaser. Consideration for the Purchased Assets consists of the Debtors receiving an offsetting credit against the balances due under the Debtors’ postpetition financing facility, and the prepetition indebtedness of the Sellers to TRSA and ERSA in an aggregate amount equal to $40 million. Prior to the closing, the Bankruptcy Court entered an order approving the sale of the Purchased Assets.

Based on the assets remaining in the Debtors’ estate, the Company does not expect that any assets of the estate will be available for distribution to stockholders of the Company.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosures under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 15, 2019, each of Hamid Hashemi, Paul Safran, Andre Loehrer and Clark Woods resigned as executive officers of the Company. Effective upon the Closing, the Board reduced its size to three directors and Hamid Hashemi and Robert Kirby resigned as directors of the Company. William Nolan, of FTI Consulting, Inc., the Company’s financial advisor, will continue to serve as the Company’s Chief Restructuring Officer.

The resignations described above were a result of the Chapter 11 Cases, and not the result of any disagreement with management, the Company or its operations, policies or practices.

Item 8.01 Other Events

On November 18, 2019, the Company issued a press release announcing the closing of the transaction. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements, plans, objectives, expectations and intentions and other statements that are not historical facts. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar matters that are not historical facts. You can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” or the negatives of these terms or other comparable terminology, but the absence of these particular words does not mean that a statement is not forward-looking.

You should not place undue reliance on forward-looking statements.

Although the forward-looking statements in this Current Report on Form 8-K are based on our beliefs, assumptions and expectations, taking into account all information currently available to us, we cannot guarantee future transactions, results, performance, achievements or outcomes. No assurance can be made to any investor by anyone that the expectations reflected in our forward-looking statements will be attained. Should one or more of the risks or uncertainties referred to above and elsewhere in this Form 8-K materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material and adverse respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1*	Asset Purchase Agreement dated as of October 28, 2019, by and among iPic-Gold Class Entertainment, LLC, iPic Gold Class Holdings LLC, iPic Media LLC, Delray Beach Holdings, LLC, and iPic Texas, LLC, as Sellers, and iPic Theaters, LLC, as Purchaser

99.1	Press Release, dated November 18, 2019

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. iPic hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2019	IPIC ENTERTAINMENT INC.

	By:	/s/ Andre Loehrer
	Name:	Andre Loehrer
	Title:	Interim Chief Financial Officer

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